Exhibit 10.1

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

)

)
In the Matter of	)	STIPULATION AND CONSENT
	)	TO THE ISSUANCE OF
UNITED BANK OF PHILADELPHIA	)	A CONSENT ORDER
PHILADELPHIA, PENNSYLVANIA	)
	)	FDIC-11-695b
(INSURED STATE NONMEMBER BANK))
)

Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF A CONSENT ORDER ("CONSENT AGREEMENT") by the Federal Deposit Insurance Corporation ("FDIC"), it is hereby stipulated and agreed by and between a representative of the Legal Division of the FDIC and UNITED BANK OF PHILADELPHIA, PHILADELPHIA, PENNSYLVANIA ("Bank"), as follows:

1.           The Bank has been advised of its right to receive a NOTICE OF CHARGES AND OF HEARING detailing the unsafe or unsound banking practices alleged to have been committed by the Bank and of its right to a hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act ("Act"), 12 U.S.C. § 1818(b)(1), and has waived those rights.

2.           The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices, hereby consents and agrees to the issuance of a CONSENT ORDER ("ORDER") by the FDIC. The Bank further stipulates and agrees that such ORDER shall be deemed to be a final ORDER and that such ORDER shall become effective upon the issuance by the FDIC and fully enforceable by the FDIC pursuant to the provisions of section 8(i)(1) of the Act, 12 U.S.C. § 1818(i)(1), subject only to the conditions set forth in paragraph 3 of this CONSENT AGREEMENT.

3.           In the event the FDIC accepts this CONSENT AGREEMENT and issues the ORDER, it is agreed that no action to enforce such ORDER in the United States District Court will be taken by the FDIC unless the Bank or any director, officer, employee, agent, successor or assignee, or other institution-affiliated party, has violated or is about to violate any provision of the ORDER.

4.           The Bank hereby waives:

(a)	the receipt of a NOTICE OF CHARGES AND OF HEARING;

(b)	all defenses in this proceeding;

(c)	a hearing for the purpose of taking evidence on such alleged charges;

(d)	the filing of PROPOSED FINDINGS OF FACT AND CONCLUSIONS OF LAW;

(e)	the issuance of a RECOMMENDED DECISION BY an Administrative Law Judge;

(f)	the filing of exceptions and briefs with respect to such recommended decision; and

(g)	judicial review of the ORDER as provided by section 8(h) of the Act, 12 U.S.C. § 1818(h), or any other challenge to the validity of the ORDER.

Dated January 31, 2012

FDIC
LEGAL DIVISION

BY:	By:	UNITED BANK OF PHILADELPHIA
PHILADELPHIA, PENNSYLVANIA

/s/ Ramona J. Nicholson		/s/ Dr. Bernard E Anderson
Ramona J. Nicholson		Dr. Bernard E Anderson
Senior Attorney
/s/ David R. Bright
David R. Bright

/s/ Joseph T. Dreman
Joseph T. Dreman

/s/ L. Armstead Edwards
L. Armstead Edwards

/s/ Maurice R. Mitts
Maurice R. Mitts

/s/ Reverand William B. Moore
Reverand William B. Moore

/s/ Evelyn F. Smalls
Evelyn F. Smalls

/s/ Marionette Y. Wilson
Marionette Y. Wilson

/s/ Ernest L. Wright
Ernest L. Wright

Comprising the Board of Directors of United Bank of Philadelphia Philadelphia, Pennsylvania